________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 19, 2005


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                     001-15081                   94-1234979
________________________      ________________________       ___________________
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
      APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) RESIGNATION OF PRINCIPAL EXECUTIVE OFFICER. On April 19, 2005 Norimichi Kanari announced that he will resign as President and Chief Executive Officer of UnionBanCal Corporation effective May 25, 2005.

         (c) APPOINTMENT OF PRINCIPAL EXECUTIVE OFFICER. On April 20, 2005, Takashi Morimura was appointed by the Board of Directors as President and Chief Executive Officer of UnionBanCal Corporation effective May 25, 2005. Mr. Morimura, 52, was elected Vice Chairman and Director of UnionBanCal and Union Bank of California, N.A., in July 2004. Mr. Morimura served as General Manager, Global Corporate Banking IT Planning Office of The Bank of Tokyo-Mitsubishi, Ltd. from July 2000 to June 2004, and as Deputy General Manager, Overseas Planning Division of The Bank of Tokyo-Mitsubishi, Ltd. from September 1999 to June 2000. Mr. Morimura was elected a Director of The Bank of Tokyo-Mitsubishi, Ltd. in June 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   April 21, 2005


                                       UNIONBANCAL CORPORATION


                                       By: /s/ JOHN H. MCGUCKIN, JR.
                                           ____________________________________
                                               John H. McGuckin, Jr.
                                               EVP, General Counsel & Secretary
                                               (Duly Authorized Officer)